BroadWebAsia, Inc.

Unaudited Condensed Consolidated

Financial Statements

For the nine months ended September 30, 2007

(Stated in US dollars)

BroadWebAsia, Inc.

Unaudited Condensed Consolidated Financial Statements

For the nine months ended September 30, 2007

Table of Contents

Page

Condensed Consolidated Balance Sheets	1

Condensed Consolidated Statements of Loss and Comprehensive Loss	2

Condensed Consolidated Statements of Cash Flows	3

Notes to Unaudited Condensed Consolidated Financial Statements	4 - 18

BroadWebAsia, Inc.

Condensed Consolidated Balance Sheets
(Stated in US Dollars)

	September 30, 2007	December 31, 2006
	(Unaudited)	(Audited)
ASSETS

Current assets
Cash and cash equivalents	$619,700	$164,683
Other receivables, prepayments and deposits	383,989	28,078
Notes receivable - Note 5	1,761,000	556,600

Total current assets	2,764,689	749,361

Property, plant and equipment, net - Note 7	25,706	25,628
Intangible assets, net - Note 6	25,928	30,311
Deposit for acquisition of Shandong Yinguang Network Technology Co., Ltd - Note 1	300,000	-
Goodwill - Note 3	280,145	280,145

TOTAL ASSETS	$3,396,468	$1,085,445

LIABILITIES AND STOCKHOLDERS' (DEFICIT)

LIABILITIES

Current liabilities
Other payables and accrued expenses	$93,410	$36,150
Amounts due to stockholders - Note 8	3,137,430	1,203,910
Amounts due to related companies - Note 8	755,761	442,041
Short-term notes - Note 9	850,000	-

TOTAL LIABILITIES	4,836,601	1,682,101

COMMITMENTS AND CONTINGENCIES - Note 11

MINORITY INTERESTS - Note 3	-	4,852

STOCKHOLDERS’ (DEFICIT)
Common stock: par value of $0.00004 per share in 2007 and 2006 Authorised 2,500,000,000,000 shares in 2007 and 2006; issued and outstanding 11,495,000 shares in 2007 and 11,150,000 shares in 2006	460	446
Additional paid-in capital	14,541	-
Accumulated other comprehensive income	4,292	1,934
Accumulated deficit	(1,459,426)	(603,888)

TOTAL STOCKHOLDERS’ (DEFICIT)	(1,440,133)	(601,508)

TOTAL LIABILITIES AND STOCKHOLDERS’ (DEFICIT)	$3,396,468	$1,085,445

See accompanying notes to unaudited condensed consolidated financial statements

BroadWebAsia, Inc.

Condensed Consolidated Statements of Loss and Comprehensive Loss

(Stated in US Dollars)

	Nine months ended September 30,
	2007	2006
	(Unaudited)	(Unaudited)

Net revenues	$1,034	$309
Cost of revenues	-	-

Gross profit	1,034	309

Expenses
General and administrative expenses	(841,430)	(209,515)
Selling expenses	(64,771)	(9,864)

Total expenses	(906,201)	(219,379)

Operating loss	(905,167)	(219,070)

Non-operating income (expense)
Interest income	45,056	576
Other income	7,371	-
Finance costs	(7,650)	-
Equity in net loss of an unconsolidated affiliate - Note 3	-	(27,905)

Loss before minority interests share of loss	(860,390)	(246,399)

Minority interests share of loss	4,852	46,414

Net loss	$(855,538)	$(199,985)

Other comprehensive income
Foreign currency translation adjustments	$2,358	$282

Total comprehensive loss	$(853,180)	$(199,703)

Loss per share: basic and diluted	$(0.07)	$(0.02)

Weighted average number of shares outstanding:
basic and diluted	11,422,760	11,150,000

See accompanying notes to unaudited condensed consolidated financial statements

BroadWebAsia, Inc.

Condensed Consolidated Statements of Cash Flows

(Stated in US Dollars)

	Nine months ended September 30,
	2007	2006
	(Unaudited)	(Unaudited)
Cash flows from operating activities

Net loss	$(855,538)	$(199,985)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	3,594	1,587
Amortization of intangible assets	4,009	2,802
Stock-based compensation expenses	14,555	-
Equity in net loss of an unconsolidated affiliate	-	27,905
Minority interests	(4,852)	(46,414)
Changes in operating assets and liabilities:
Other receivables, prepayments and deposits	(355,116)	(425,179)
Other payables and accrued expenses	57,560	18,297
Amounts due to related companies	313,720	193,559

Net cash used in operating activities	(822,068)	(427,428)

Cash flows from investing activities
Payments to acquire property, plant and equipment	(3,671)	(16,185)
Payments to acquire BBMAO, INC.	-	(125,000)
Cash acquired on acquisition of BBMAO, INC.	-	91,245
Increase in notes receivable	(1,661,000)	-
Repayment from notes receivable	456,600	-
Payments to acquire investment in joint venture - Shandong Yinguang Network Technology Co., Ltd.	(300,000)	-

Net cash flows used in investing activities	(1,508,071)	(49,940)

Cash flows from financing activities
Proceeds from short-term notes	850,000	-
Advance from stockholders	1,933,520	562,994

Net cash flows provided by financing activities	2,783,520	562,994

Effect of foreign currency translation on cash and cash equivalent	1,636	5,241

Net increase in cash and cash equivalents	455,017	90,867

Cash and cash equivalents - beginning of period	164,683	-

Cash and cash equivalents - end of period	$619,700	$90,867

Supplemental disclosures for cash flow information:
Non-cash financing activity:
Issuance of 3,650,000 shares of BWA’s common
stock settled via current accounts	$-	$146

See accompanying notes to unaudited condensed consolidated financial statements

BroadWebAsia, Inc.

Notes to Unaudited Condensed Consolidated Financial Statements

For the nine months ended September 30, 2007
(Stated in US Dollars)

1.

Corporate information

BroadWebAsia, Inc. (“BWA”, or the Company) was incorporated in the British Virgin Islands (the “BVI”) on November 22, 2005.  The Company’s authorized capital is $100,000,000 divided into 100,000,000 shares of par value $1 per share upon incorporation.  On February 26, 2007, the authorized capital of the Company was further split into 2,500,000,000,000 shares of par value $0.00004 per share.  On September 30, 2007, the shareholdings of the Company were as follows: 92% by Bradley David Greenspan (“Brad”), 5% by Daniel Yeh and 3% by James Yacabucci Jr.

BBMAO, INC. (“BBMAO”), which is the Company’s subsidiary, was incorporated in the BVI on August 8, 2005.  On August 19, 2005, a Contribution Agreement was signed between Accumo Pte. Ltd. (“Accumo”) and Palisades Technologies, Inc. (“Palisades”).  In accordance with the Contribution Agreement, Accumo contributed BBMAO an Internet domain name and “Accumo Classifier” license in exchange for 464,286 shares of BBMAO; Palisades contributed $125,000 in cash in exchange for 125,000 shares of the BBMAO.  On October 31, 2005, Palisades contributed an additional $125,000 in exchange for 125,000 shares of BBMAO in accordance with the Contribution Agreement.  On December 31, 2005, the shareholdings of BBMAO by Accumo and Palisades were 65% and 35%, respectively.

On May 1, 2006, a Variation Agreement, which is supplemental to the Contribution Agreement, was signed between Palisades, Accumo, LIK International Investment Ltd. (“LIK”) and BBMAO.  Two options were included in the Variation Agreement with details as follows:

(i)

First Option

At any time within nine months of May 1, 2006, Palisades will have the option to purchase an additional 125,000 newly issued ordinary shares from BBMAO at a par value of $1 per share and to purchase 170,536 ordinary shares from Accumo, or from LIK if at that time LIK already acquired the ownership of the BBMAO shares from Accumo, for a purchase price $125,000, so as to increase Palisades equity interest in BBMAO to 65%.

(ii)

Second Option

In the event Palisades exercises the option set forth in the First Option, Palisades will have an additional option, exercisable at any time within twelve months of May 1, 2006, to purchase an additional 400,000 newly issued ordinary shares from BBMAO for an aggregate purchase price of $400,000 and 107,857 ordinary shares from Accumo, or from LIK if at that time LIK already acquired the ownership of the BBMAO shares from Accumo, for an aggregate purchase price of $250,000, so as to increase Palisades equity interest in BBMAO to 85%.

On May 16, 2006, Accumo transferred all ownership of BBMAO to LIK.  On May 17, 2006, pursuant to the terms and conditions on the Variation Agreement, Palisades exercised the First Option and further contributed $125,000 to BBMAO in exchange for 125,000 shares, and $125,000 to LIK in exchange for 170,536 shares.  On August 16, 2006, BWA purchased all 545,536 ordinary shares of BBMAO from Palisades at consideration of $1.  After the completion of these equity purchase transactions, BBMAO became a 65% owned subsidiary of the Company.  On December 31, 2006, the 839,286 fully-paid issued shares of BBMAO were held as follows: 293,750 shares by LIK and 545,536 shares by BWA, representing 35% and 65% of the entire issued common stock of BBMAO, respectively.  More details and accounting treatment on the further investment in BBMAO are set forth in Note 3.

BroadWebAsia, Inc.

Notes to Unaudited Condensed Consolidated Financial Statements

For the nine months ended September 30, 2007
(Stated in US Dollars)

1.

Corporate information (cont’d)

(ii)

Second Option (cont’d)

The Second Option was not exercised on April 30, 2007 and has since expired.

Currently the Company has four subsidiaries with details as follows:

Name of company	Place / date of incorporation or establishment	The Company’s effective ownership interest	Common stock / registered capital

BBMAO	BVI / August 8, 2005	65% directly held by the Company	Common stock Authorized: 2,000,000 shares of $1each Paid-up: 839,286 shares of $1 each
Accumo HK Limited (“Accumo HK”)	Hong Kong (“HK”) / August 23, 2005	65% indirectly held through BBMAO	Ordinary shares Authorized: 1,000,000 shares of HK$1 each Paid-up: 500,000 shares of HK$1 each
BBMao Network Technology Company Ltd. (“BBMao BJ”)	The People’s Republic of China (“PRC”) / January 27, 2006	65% indirectly held through Accumo HK	Registered capital of RMB1,000,000 fully paid up
BWA (Shanghai) Co., Ltd. (“BWA Shanghai”)	PRC / March 20, 2007	100% directly held by the Company	Registered capital of $140,000 fully paid up

On November 14, 2006, the Company entered into a Joint Venture Agreement with Lin Yi Yinguang Fusi Network Digital Technology Co., Ltd. (“Lin Yi Yinguang”), a domestic enterprise established in the PRC.  In accordance with the Joint Venture Agreement, BWA and Lin Yi Yinguang shall jointly invest $1.2 million to establish a Sino-foreign equity jointly venture, Shandong Yinguang Network Technology Co., Ltd. (“Shandong Yinguang”), whereas each party shall contribute $0.6 million or 50% of the total investment.  Shandong Yinguang is principally engaged in developing network software and cartoon, designing and making network advertisement, building website and providing information about e-business and talent information service.  As of September 30, 2007, Lin Yi Yinguang had fully paid up its portion of registered capital while BWA had contributed only one half of its portion.  The Company shall contribute the remaining of its portion of registered capital when Shandong Yinguang obtains an Internet Content Provider (the “ICP”) license in the PRC.

BroadWebAsia, Inc.

Notes to Unaudited Condensed Consolidated Financial Statements

For the nine months ended September 30, 2007
(Stated in US Dollars)

2.

Description of business

The Company is a holding company whose primary business operations are conducted through its variable interest entity (“VIE”) in the PRC, BBMao BJ and BWA Shanghai.  The Company, together with its VIE, is principally engaged in providing a cross-promotional Chinese on-line network of video and other entertainment, social networking and search engine.  Through the digital advertising agencies in the PRC, the Company provides digital marketing technology and services to its customers.  The Company is the exclusive provider of advertising services for the BroadWebAsia Network.

3.

Summary of significant accounting policies

Principles of consolidation and basis of preparation

The accompanying unaudited condensed consolidated financial statements of the Company have been prepared in accordance with generally accepted accounting principles for interim consolidated financial information and with the rules and regulations of the Securities and Exchange Commission.  Accordingly, they do not include all the information and notes necessary for comprehensive consolidated financial statements.

In the opinion of the management of the Company, all adjustments, which are of a normal recurring nature, necessary to a fair statement of the results for the nine-month periods have been made.  Results for the interim period presented are not necessarily indicative of the results that might be expected for the entire fiscal year.  These unaudited condensed consolidated financial statements should be read in conjunction with the consolidated financial statements of the Company as of December 31, 2006, and the notes thereto.

All significant inter-company balances and transactions are eliminated in consolidation.  The results of subsidiaries acquired or disposed of during the years are included in the unaudited condensed consolidated statement of loss and comprehensive loss from the effective date of acquisition or up to the effective date of disposal.

(i)

On August 16, 2006, the Company acquired 65% equity interest in BBMAO from Palisades, a commonly controlled entity, at consideration of $1.  In substance, the Company had invested in BBMAO through Palisades indirectly since BBMAO was incorporated.  The Company, for convenience, designated as the date of acquisition the end of an accounting period (April 30, 2006), which approximated the date the business combination was initiated (the effective date of the First Option, or May 1, 2006) and consummated (the exercise date of the First Option, or May 17, 2006), provided that there were no significant events or transactions which would affect the valuation of BBMAO between April 30, 2006 and May 17, 2006.  At the transfer of equity interest between the commonly controlled entities Palisades and BWA on August 16, 2006, in accordance with SFAS No. 141, “Business Combinations”, the transferee shall initially recognize the assets and liabilities transferred at their carrying amounts in the accounts of the transferring entity at the date of transfer.  Accordingly, the investment in BBMAO was initially recognized at cost and subsequently accounted for under the equity method of accounting, under which the attributable share (that is 35%) of BBMAO’s net loss is recognized in the period in which it is incurred by BBMAO from the date of incorporation till April 30, 2006.  On May 1, 2006, the Company is deemed to obtain control over BBMAO and the results of operations and the financial position of BBMAO have been consolidated since then.

BroadWebAsia, Inc.

Notes to Unaudited Condensed Consolidated Financial Statements

For the nine months ended September 30, 2007
(Stated in US Dollars)

3.

Summary of significant accounting policies (cont’d)

Principles of consolidation and basis of preparation (cont’d)

The financial position of BBMAO as of April 30, 2006 is as follows:

		Fair value
		adjustment
	Carrying	pursuant to	Fair market
	amount	SFAS 141	value

Cash and cash equivalents	$91,245		$91,245
Other receivables, prepayments and deposits	3,711		3,711
Property, plant and equipment, net	9,421		9,421
Intangible assets - Internet domain name	7,962	$26,490	34,452
Other payables and accrued expenses	(5,614)		(5,614)

Net assets	$106,725		$133,215

30% equity interest acquired			$130,486
Goodwill			119,514

Cash consideration			$250,000

As of December 31, 2006, the consolidated balance sheet includes goodwill identified upon the acquisition of 30% equity interest in BBMAO amounting to $119,514 which represents the excess of the cash consideration of $250,000 over the attributable share of fair value of acquired identifiable net assets of BBMAO of $130,486 at the time of acquisition on April 30, 2006, and the acquisition of 35% equity interest in BBMAO amounting to $160,631 at the time of investment in an unconsolidated affiliate, with an aggregate balance of $280,145.

The following unaudited pro forma financial information presents the combined results of operating of the Company with the operations of BBMAO for the period ended September 30, 2006, as if the acquisition had occurred as of the beginning of fiscal year 2006:

(Unaudited)

Revenue	$-
Net loss	$(199,985)
Loss per share: basic and diluted	$(0.02)
Weighted average number of shares outstanding: Basic and diluted	11,150,000

(ii)

This unaudited pro forma financial information is presented for informational purposes only.  The unaudited pro forma financial information may not necessarily reflect the future results of operations or the results of operations would have been had the Company owned and operated this business as of the beginning of the period presented.

(iii)

In addition, the Company evaluates its relationships with other entities to identify whether they are VIEs as defined by FASB Interpretation No. 46 (R), “Consolidation of Variable Interest Entities” (“FIN 46R”) and to assess whether it is the primary beneficiary of such entities.  If the determination is made that the Company is the primary beneficiary, then that entity is included in the unaudited condensed consolidated financial statements in accordance with FIN 46R.

BroadWebAsia, Inc.

Notes to Unaudited Condensed Consolidated Financial Statements

For the nine months ended September 30, 2007
(Stated in US Dollars)

3.

Summary of significant accounting policies (cont’d)

Principles of consolidation and basis of preparation (cont’d)

To comply with the PRC laws and regulations, the Company provides substantially all its network and marketing services in the PRC via its VIE, BBMao BJ, a PRC company controlled through business agreement.  BBMao BJ is principally engaged in providing a cross-promotional Chinese on-line network of video and other entertainment, social networking, search engine, digital marketing technology and services with the registered capital of RMB1 million.  BBMao BJ is owned equally by Zhang Xiaozhi and Dong Xiaohong, respectively.  Both of them are independent PRC citizens, who are entrusted to hold their equity interests on behalf of Accumo HK, which is the Company’s subsidiary.  The capital for BBMao BJ is funded by Accumo HK and are recorded as interest-free loans to these PRC citizens.  These loans were eliminated with the capital of the VIE during consolidation.  Under various contractual agreements, these entrusted shareholders of the VIE are required to transfer their ownership in this VIE to the Company when permitted by the PRC laws and regulations or to designees of the Company at any time for the amount of loans outstanding.  All voting rights of the VIE are assigned to the Company and the Company has the right to appoint all directors and senior management personnel of the VIE.  As of September 30, 2007, the total amount of interest-free loans to these entrusted shareholders was $133,100 and the aggregate accumulated losses of the VIE was $261,733, which have been included in the unaudited condensed consolidated financial statements.

Continuance of operations

These unaudited condensed consolidated financial statements are prepared on a going concern basis, which considers the realization of assets and satisfaction of liabilities in the normal course of business.  As of September 30, 2007, the Company had cash and cash equivalents of $619,700, working deficit of $2,071,912, stockholders’ deficit of $1,440,133 and accumulated deficit of $1,459,426 respectively.  These factors raise substantial doubt about the Company’s ability to continue as a going concern.

Management plans on the continuation of the Company as a going concern include financing the Company’s existing and future operations through issuance of common stock and / or advances from the stockholders and seeking for profitable business opportunities.  However, the Company has no assurance with respect to these plans.  The accompanying unaudited condensed consolidated financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Goodwill

Goodwill represents the excess of the purchase price of an acquired business over the fair value of the identifiable assets acquired and liabilities assumed.  Pursuant to the provisions of SFAS No. 142 “Goodwill and Other Intangible Assets”, goodwill is not amortized and is subjected to an annual impairment test which occurs in the fourth quarter of each fiscal year.

Goodwill will be written down only when and if impairment is identified and measured, based on future events and conditions.

Minority interests

Minority interests resulted from the consolidation of 65% owned subsidiary, BBMAO, where the Company has control over its operations.

BroadWebAsia, Inc.

Notes to Unaudited Condensed Consolidated Financial Statements

For the nine months ended September 30, 2007
(Stated in US Dollars)

3.

Summary of significant accounting policies (cont’d)

Investment in an unconsolidated affiliate

Prior to April 30, 2006, the Company accounts for the 35% investment in BBMAO (an investment in which the Company exercises significant influence but does not control) using the equity method of accounting for investments, under which the share of net loss of BBMAO is recognized in the period in which it is incurred by BBMAO.

Use of estimates

In preparing unaudited condensed consolidated financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting periods.  These accounts and estimates include, but are not limited to, the valuation of deferred income taxes and the estimation on useful lives of property, plant and equipment and intangible assets.  Actual results could differ from those estimates.

Concentrations of credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash and cash equivalents.  As of September 30, 2007 and December 31, 2006, substantially all of the Company’s cash and cash equivalents were held by major financial institutions located in the US and HK respectively, which management believes are of high credit quality.

Cash and cash equivalents

Cash and cash equivalents include all cash, deposits in banks and other highly liquid investments with initial maturities of three months or less to be cash equivalents.  As of September, 2007 and December 31, 2006, substantially all the cash and cash equivalents were denominated in US dollars and were placed with banks in the US and HK.  The remaining insignificant balance of cash and cash equivalents were denominated in Renminbi (“RMB”) and HK dollars.

Property, plant and equipment

Property, plant and equipment are stated at cost less accumulated depreciation.  Cost represents the purchase price of the asset and other costs incurred to bring the asset into its existing use.

Depreciation is provided on straight-line basis over their estimated useful lives.  The principal depreciation rates are as follows:

	Annual rate	Residual value

Office equipment	20%	5%

Maintenance or repairs are charged to expense as incurred.  Upon sale or disposition, the applicable amounts of asset cost and accumulated depreciation are removed from the accounts and the net amount less proceeds from disposal is charged or credited to income.

BroadWebAsia, Inc.

Notes to Unaudited Condensed Consolidated Financial Statements

For the nine months ended September 30, 2007
(Stated in US Dollars)

3.

Summary of significant accounting policies (cont’d)

Intangible assets

Intangible assets are stated in the balance sheet at cost less accumulated amortization.  The costs of the intangible assets are amortized on a straight-line basis over their estimated useful lives.  The amortization period for the Internet domain name is 5.5 years.

Impairment of long-lived assets

Long-lived assets are tested for impairment in accordance with SFAS No. 144 and Accounting Principles Board (“APB”) Opinion 18, Equity Method of Accounting for Investments in Common Stock, respectively.  The Company periodically evaluates potential impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable.  The Company recognizes impairment of long-lived assets and investment in an affiliate in the event that the net book values of such assets exceed the future undiscounted cash flows attributable to such assets.  During the reporting periods, the Company has not identified any indicators that would require testing for impairment.

Stock-based compensation

The Company accounts for the cost of employee services received in exchange for stock-based compensation in accordance with SFAS No. 123R, “Accounting-Based Compensation”.  SFAS No. 123R requires the Company to measure and recognize compensation expenses for an award of equity instrument based on the grant-date fair value.  The cost is recognized over the vesting period (or the requisite service period).  SFAS 123R also requires the Company to measure the cost of a liability-classified award based on its current fair value.  The fair value of the award will be remeasured subsequently at each reporting date through the settlement date.  Changes in far value during the requisite service period will be recognized as compensation cost over that period. Further, SFAS 123R requires the Company to estimate forfeitures in calculating the expense related to stock-based compensation.

Basic and diluted earnings per share

The Company reports basic and diluted earnings per share in accordance with SFAS No. 128, “Earnings Per Share”.  Basic earnings per share are computed using the weighted average number of shares outstanding during the periods presented.  Diluted earnings per share is computed by dividing net income by the sum of the weighted average number of ordinary shares outstanding and dilutive potential ordinary shares during the period.  The weighted average number of shares of the Company represents the common stock outstanding during the reporting periods.

Commitments and contingencies

Liabilities for loss contingencies, arising from claims, assessments, litigation, fines, and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment and / or remediation can be reasonably estimated.

BroadWebAsia, Inc.

Notes to Unaudited Condensed Consolidated Financial Statements

For the nine months ended September 30, 2007
(Stated in US Dollars)

3.

Summary of significant accounting policies (cont’d)

Revenue recognition

The Company's revenues are derived principally from the on-line network and other entertainment, social networking and digital marketing technology and services.  The Company recognizes revenue only when the price is fixed or determinable, persuasive evidence of an arrangement exists, the service is performed and collectability of the resulting receivable is reasonably assured.  The Company assesses whether an amount due from a customer is fixed or determinable based on the terms of the agreement with the customer, including, but are not limited to, the payment terms associated with the transaction.

Recently issued accounting pronouncements

In July 2006, the FASB issued FIN 48 “Accounting for Uncertainty in Income Taxes”.  This interpretation requires that the entity recognize in its financial statements the impact of a tax position, if that position is more likely than not of being sustained on audit, based on the technical merits of the position.  The provisions of FIN 48 is effective for fiscal years beginning after December 15, 2006, with the cumulative effect of the change in accounting principle recorded as an adjustment to opening retained earnings.  The Company considers that FIN 48 has no material impact on its unaudited condensed consolidated financial statements.

In September 2006, the FASB issued SFAS No. 157 “Fair Value Measurement”. SFAS No. 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  This Statement shall be effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  Earlier application is encouraged, provided that the reporting entity has not yet issued financial statements for that fiscal year, including any financial statements for an interim period within that fiscal year.  The provisions of this statement should be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied, except in some circumstances where the statement shall be applied retrospectively.  The Company has not applied early adoption and is currently evaluating the effect of SFAS No. 157 on its unaudited condensed consolidated financial statements.

In September 2006, the SEC issued SAB No. 108, which provides guidance on the process of quantifying financial statement misstatements.  In SAB No. 108, the SEC staff establishes an approach that requires quantification of financial statement errors, under both the iron-curtain and the roll-over methods, based on the effects of the error on each of the Company’s financial statements and the related financial statement disclosures.  SAB No. 108 is generally effective for annual financial statements in the first fiscal year ending after November 15, 2006.  The transition provisions of SAB No. 108 permits existing public companies to record the cumulative effect in the first year ending after November 15, 2006 by recording correcting adjustments to the carrying values of assets and liabilities as of the beginning of that year with the offsetting adjustment recorded to the opening balance of retained earnings.  The Company considers that SAB No. 108 has no material impact on its unaudited condensed consolidated financial statements.

BroadWebAsia, Inc.

Notes to Unaudited Condensed Consolidated Financial Statements

For the nine months ended September 30, 2007
(Stated in US Dollars)

3.

Summary of significant accounting policies (cont’d)

Recently issued accounting pronouncements (cont’d)

In December 2006, the FASB issued Staff Position No. EITF 00-19-2, “Accounting for Registration Payment Arrangement”.  The FSP specifies that the contingent obligation to make future payments or otherwise transfer consideration under a registration payment arrangement, whether issued as a separate agreement or included as a provision of a financial instrument or other agreement, should be separately recognized and measured in accordance with SFAS No. 5, “Accounting for Contingencies” and FASB Interpretation No. 14, Reasonable Estimation of the Amount of a Loss.  This guidance is effective for financial statements issued for fiscal years beginning after December 15, 2006.  The Company considers that this FSP has no material impact on its unaudited condensed consolidated financial statements.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115”.  SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value.  Entities that elect the fair value option will report unrealized gains and losses in earnings at each subsequent reporting date.  The fair value option may be elected on an instrument-by-instrument basis, with few exceptions.  SFAS 159 also establishes presentation and disclosure requirements to facilitate comparisons between companies that choose different measurement attributes for similar assets and liabilities.  The requirements of SFAS 159 are effective for our fiscal year beginning January 1, 2008.  The Company is currently evaluating the effect of SFAS 159 on its unaudited condensed consolidated financial statements.

4.

Income taxes

BVI

BWA and BBMAO were incorporated in the BVI and, under the current laws of the BVI, are not subject to income taxes.

HK

Accumo HK is subject to profits tax rate of 17.5% on the estimated assessable profits during the reporting periods.  No provision for profits tax has been made as Accumo HK had no taxable income throughout the period.

PRC

Enterprise income tax (“EIT”) to BBMao BJ and BWA Shanghai in the PRC is charged at 33% of taxable income, of which 30% is for national tax and 3% is for local tax.  No provision for EIT has been made as BBMao BJ and BWA Shanghai had no taxable income throughout the period.

The PRC tax system is subject to substantial uncertainties and has been subject to recently enacted changes, the interpretation and enforcement of which are also uncertain.  There can be no assurance that changes in the PRC tax laws or their interpretation or their application will not subject these PRC entities to substantial PRC taxes in the future.

BroadWebAsia, Inc.

Notes to Unaudited Condensed Consolidated Financial Statements

For the nine months ended September 30, 2007
(Stated in US Dollars)

5.

Notes receivable

	September 30, 2007	December 31, 2006
	(Unaudited)	(Audited)

Interest accrued at 7.75% per annum - (a)	$300,000	$300,000
Interest accrued at 7.75% per annum, receivable on demand on or after June 15, 2007 - (b)	500,000	-
Interest accrued at 7.75% per annum - (c)	120,000	-
Interest accrued at 8.25% per annum, receivable on demand on or after October 8, 2007 - (d)	436,000	-
Interest accrued at 7.75% per annum, receivable on demand on or after October 8, 2007 - (d)	55,000
Interest accrued at 8.25% per annum receivable on demand on or after December 15, 2006 - (e)	-	256,600
Interest accrued at 7.75% per annum - (f)	350,000	-

	$1,761,000	$556,600

(a)

The entire outstanding principal balance and all unpaid accrued interest will become fully due and receivable immediately after the issuer receives at least $3,000,000 from one or more investors.  If the issuer fails to receive $3,000,000 from one or more investors within twelve months after November 10, 2006, the outstanding principal amount under this note will be automatically converted to the issuer’s ordinary shares at a per-share price based on a $7,649,034 pre-money valuation of the issuer.

Pursuant to the terms and conditions stated on the convertible note, in the event that the financing transaction (the “Financing Transaction”) contemplated under that certain term sheet entered into by the issuer and BWA on November 9, 2006 is closed, any outstanding principal under this note shall be cancelled and the outstanding principal under this note shall be credited to BWA as a portion of the purchase price for Series A shares of the issuer to be issued to BWA.  As of September 30, 2007, the Financing Transaction had not yet been initiated.

(b)

Pursuant to the terms and conditions stated on the convertible note, BWA may convert any outstanding principal and accrued interest into shares of the issuer’s preferred equity securities which are sold by the issuer to investors in its next round of preferred equity financing resulting in gross proceeds to the issuer of at least $1,000,000 (or, if such amount is invested in more than one closing over the course of the twelve months following February 3, 2007, the outstanding principal and accrued interest under this note will be converted into shares of the issuer’s equity issued in such closings at the lowest price paid by an investor in any of such closings) (collectively, the “Preferred Financing”).  As of September 30, 2007, the Preferred Financing had not yet been initiated.

(c)

In 2007, BWA and the issuer reached the intention that BWA makes investment in the issuer.  New loans of $120,000 were arranged from BWA for meeting the issuer’s operating requirement.  The loans are bearing interest at the 8.25% per annum.  All loans are repayable within one year and classified as current assets.  Pursuant to the terms and conditions stated in the loan contracts, BWA will have the option to convert the loans into the first installment of the investment made by BWA.

BroadWebAsia, Inc.

Notes to Unaudited Condensed Consolidated Financial Statements

For the nine months ended September 30, 2007
(Stated in US Dollars)

5.

Notes receivable (cont’d)

(d)

Pursuant to the terms and conditions stated on the convertible note, BWA may convert any outstanding principal and accrued interest into shares of the issuer’s preferred equity securities which are sold by the issuer to investors in its next round of preferred equity financing (the “Preferred Financing”).  As at September 30, 2007, the Preferred Financing had not yet been initiated.

(e)

The entire outstanding principal balance and all unpaid accrued interest became fully due and receivable upon written demand by BWA on or after December 15, 2006, with interest accruing at 8.25% per annum.

Pursuant to the terms and conditions stated on the convertible note, BWA may convert any outstanding principal and accrued interest into shares of the issuer’s preferred equity securities which are sold by the issuer to investors in its next round of preferred equity financing resulting in gross proceeds to the issuer of at least $3,000,000.

As at September 30, 2007, the entire principal of $256,600 had been repaid by the issuer and the conversion option was not exercised during the reporting period.

(f)

Pursuant to the terms and conditions stated on the convertible note, the entire outstanding principal balance and all unpaid accrued interest will become fully due and payable on the day immediately following the receipt by BWA of at least $800,000 from one or more investors in connection with an equity financing of the BWA. The financing transaction contemplated under that certain term sheet entered into by BWA and Holder on October 31, 2007 is closed, this Note will be cancelled and the outstanding principal under this Note will be credited to Holder as a portion of the purchase price for Series A Shares of BWA to be issued to Holder.

6.

Intangible assets, net

	September 30, 2007	December 31, 2006
	(Unaudited)	(Audited)
Costs:
Internet domain name	$36,273	$36,822
Accumulated amortization	(10,345)	(6,511)

Net	$25,928	$30,311

7.

Property, plant and equipment, net

	September 30, 2007	December 31, 2006
	(Unaudited)	(Audited)
Costs:
Office equipment	$32,097	$28,425
Accumulated depreciation	(6,391)	(2,797)

Net	$25,706	$25,628

There was no pledged property, plant and equipment as of September 30, 2007 and December 31, 2006.

BroadWebAsia, Inc.

Notes to Unaudited Condensed Consolidated Financial Statements

For the nine months ended September 30, 2007
(Stated in US Dollars)

8.

Amounts to stockholders / related companies

The Company’s stockholder and director, Brad, is the common director of the related companies.  These amounts are interest-free, unsecured and repayable on demand.

9.

Short-term notes

	September 30, 2007	December 31, 2006
	(Unaudited)	(Audited)

Lakewood Group, LLC – (a)	$750,000	$-
Ron Greenspan	50,000	-
Kathi Mallick	50,000	-

	$850,000	$-

(a)

The entire outstanding principal balance is fully due and payable upon written demand by the holder on or before the earlier of (i) September 12, 2008 and (ii) the occurrence of any financing (whether debt or equity) or series of such financings with an aggregate gross proceeds, directly or indirectly, to the Company of in excess of $750,000. Interest on the aggregate outstanding principal amount shall accrue at the rate of 18% per annum, payable every two months in arrears.

As of September 30, 2007, the short-term note was secured by:

(i)

The Company’s all tangible and intangible assets, contract rights and commercial claims, whether presently owned or existing or hereafter acquired or coming into existence, wherever situated.

(ii)

Guaranty of Brad executed;

(iii)

Pledge of 10,575,000 shares of the Company executed by Brad, along with an accompanying stock power, executed in blank; and

(iv)

Pledge of 763,336 shares of New Motion, Inc. executed by Brad.

Pursuant to the terms and conditions stated on the accompanying warrant agreement, the holder was entitled at any time on or after September 12, 2007, and on or prior to the close of business on the fifth anniversary of September 12, 2007, to subscribe for and purchase from the Company common stock, par value of $0.00004 per share, of the Company. The warrant shall be exercisable for that number of shares of common stock as is equal to the principal amount divided by the Exercise Price (the “Exercise Price”). The Exercise Price of common stock under this warrant shall be equal to 75% of the Qualified Transaction Per Share Consideration received on the consummation of the Qualified Transaction.

Qualified Transaction means the first financing or series of related financings occurring after the initial exercise date of the warrant in which the Company sells shares of common stock or common stock equivalents, in an arms’ length transaction with an unaffiliated third-party investor, for an aggregate sale price of not less than $1,000,000; provided that, the holder and the Company may mutually agree to elect to treat any common stock linked financing as a “Qualified Transaction” hereunder irrespective of whether such financing meets the requirements set forth in this definition.

BroadWebAsia, Inc.

Notes to Unaudited Condensed Consolidated Financial Statements

For the nine months ended September 30, 2007
(Stated in US Dollars)

9.

Short-term notes (cont’d)

Qualified Transaction Per Share Consideration means the per common stock share price paid by the investor or investors in the Qualified Transaction. To the extent that any common stock or any common stock equivalents (or any warrants or other rights therefor) shall be issued for cash consideration in the Qualified Transaction, the consideration received by the Company therefor shall be the amount of the cash received by the Company therefor.  The consideration for any additional shares of common stock issuable pursuant to the terms of any common stock equivalents in the Qualified Transaction shall be the consideration received by the Company for issuing such common stock equivalent, divided by the number of shares of common stock issuable upon the conversion or other exercise of such common stock equivalent, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such common stock equivalent for one share of common stock.

10.

Stock-based compensation

The Company grants restricted ordinary shares to its director to reward for services.  On January 31, 2007, the Company granted 345,000 restricted shares of its common stock (“Restricted Stock”) to one of the directors with a fair value of $0.10 per share pursuant to the Employment Agreement.  Such restricted shares entitle the relevant director to all rights of ordinary shares ownership except that the shares may be repurchased by the Company pursuant to the Restricted Stock Agreement.

The eligible director shall vest in his right under the restricted shares with respect to one-sixteenth (6.25%) of the shares of Restricted Stock on February 1, 2007 (“Initial Vesting Date”), and on each three month anniversary thereafter (May 1, August 1 and November 1) (each a “Vesting Date”), ratably during the forty-five (45) month period after the Initial Vesting Date, such that all shares of Restricted Stock shall not be subject to the right of repurchase by the Company on November 1, 2010, and such share shall be fully vested.

As of September 30, 2007, the Company had unrecognized stock-based compensation of approximately $19,945 associated with these restricted shares granted to the eligible director.  The first and second 6.25% of the restricted shares were issued as fully paid ordinary shares to the eligible director on February 1, 2007 and May 1, 2007 respectively.

Stock-based compensation expense was $14,555 for the nine months ended September 30, 2007.

BroadWebAsia, Inc.

Notes to Unaudited Condensed Consolidated Financial Statements

For the nine months ended September 30, 2007
(Stated in US Dollars)

11.

Commitments and contingencies

(a)

Capital commitment

On December 5, 2006, the Company signed a conditional Equity Acquisition Agreement for purchase of certain the internet domain name, www.tycygame.com, for $400,000. This potential transaction is subject to closing conditions which are not final.

As of September 30, 2007, the Company had a capital commitment amounting to $300,000 in respect of the investment in a Sino-foreign equity jointly venture, Shandong Yinguang, which was contracted for but not provided in the financial statements.

(b)

Operating lease arrangement

As of September 30, 2007, the Company had two non-cancelable operating leases for its offices.  The leases will expire between 2007 and 2009.  Minimum future commitments under these agreements payable as of September 30, 2007 are as follows:

Year ending December 31
2007	$15,005
2008	52,800
2009	37,717

$105,522

Rental expenses relating to the operating leases were $34,391 and $16,343 for the nine months ended September 30, 2007 and 2006, respectively.

12.

Statutory reserve

Under the PRC regulations, BBMao BJ and BWA Shanghai are required to appropriate at least 10% of its after-tax net profits each year, if any, to fund the statutory reserve until the balance of the reserve reaches 50% of its registered capital.  The statutory reserve is not distributable in the form of cash dividends to the Company’s stockholders and can be used to make up cumulative prior year losses.

13.

State pension contribution plan

The Company and its qualified employees are each required to make contributions to the plan at the rates specified in the plan organized by the PRC municipal and provincial governments which covers pensions, unemployment and medical insurances, and staff housing fund.  The only obligation of the Company with respect to retirement scheme is to make the required contributions under the plan.  No forfeited contribution is available to reduce the contribution payable in the future years.  The defined contribution plan contributions were charged to the condensed consolidated statements of loss.  The Company contributed $8,641 and $4,621 for the nine months ended September 30, 2007 and 2006, respectively.

BroadWebAsia, Inc.

Notes to Unaudited Condensed Consolidated Financial Statements

For the nine months ended September 30, 2007
(Stated in US Dollars)

14.

Subsequent events

(i)

Subsequent to period end, certain notes receivable were executed in connection with the contemplated transactions noted in Notes 5 and 11, above, at similar terms and conditions.  These notes receivable were extended to two potential acquiree businesses, in the total amounts of $220,000 and $242,000, at interest rates ranging from 7.50% to 7.75%, with various maturity dates.  An additional working capital advance was extended to another potential acquiree in the amount of $200,000 carrying no interest charges.  Such loans are secured by pledges of equity interests in the potential acquirees and other forms of security and some have various conversion features contingent upon close of contemplated Preferred Financing noted above in Note 5 and other contingent events.

All existing notes receivable and other various forms of financing extended as noted above in Note 5 which is at or after the respective maturity date(s) have not been revised, nor have the warrants noted above been exercised, the related pledges have not been acted upon and conversions have not occurred.   The Company will consider further action as to whether it will exercise the various conversion rights simultaneous with the contemplated Preferred Financing noted above.

On October 30, 2007, certain term sheets related to proposed acquisitions noted in Note 5 above were extended to November 30, 2007.

(ii)

On November 12, 2007, Brad has offered to convert to an extent of $1,000,000 his loans to BWA into common stock as full extinction of his loan to BWA to the same extend. It was resolved that 229,900 shares be issued to Brad at $4.3497 to execute the allotment.